UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2013

Luby’s, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-8308	74-1335253
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1311 Northwest Freeway, Suite 600

Houston, Texas 77040

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (713) 329-6800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The information set forth in Item 8.01 of this Current Report on Form 8-K is being filed to update and supersede the description of the capital stock of Luby’s, Inc. (the “Company”) contained in the Company’s registration statement on Form 8-A filed with the Securities and Exchange Commission (the “SEC”) on January 26, 1982, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) including any amendments or reports the Company has filed for purposes of updating that description. This description will be available for incorporation by reference into certain of the Company’s filings with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act, including registration statements.

DESCRIPTION OF CAPITAL STOCK

General

The authorized capital stock of the Company consists of 100,000,000 shares of common stock, par value $0.32 per share (the “Common Stock”). As of January 28, 2013, the Company had 28,228,692 shares of Common Stock outstanding. The Common Stock is listed on the New York Stock Exchange under the symbol “LUB.”

Common Stock

Voting Rights. Each holder of common stock is entitled to case one vote for each share of common stock held by such holder upon any matter which is properly considered and acted upon by common stockholders at any annual or special meeting of stockholders.

Unless otherwise required by statute or provided for in the Certificate of Incorporation or Bylaws, the presence, in person or represented by proxy, of the holders of a majority of the capital stock issued and outstanding and entitled to be case thereat, will constitute a quorum at all meetings of the stockholders for the transaction of business. Except in certain circumstances in the election of directors (as described below), when a quorum is present at any stockholder meeting, the vote of the holders of the shares present or represented by proxy at such meeting, entitled to vote on the subject matter, and representing a majority of the votes cast with respect to such matter shall decide any question brought before such meeting, unless the vote of a different number is expressly required by statute, the Certificate of Incorporation or the Bylaws.

The rights of the holders of the Common Stock may not be modified otherwise than by a vote of a majority or more of the Common Stock outstanding, voting as a class.

Dividends. Dividends may be declared and paid on the Common Stock when and as determined by the board of directors, out of funds legally available for the payment of dividends.

Liquidation Rights. In the event of any liquidation of the Company, whether voluntary or involuntary, the holders of the Common Stock are entitled to receive ratably any or all assets remaining and available for distribution.

Absence of Other Rights. Holders of the Common Stock do not have any preemptive, conversion, redemption or sinking fund rights.

Other Provisions. Shares of Common Stock are fully-paid and nonassessable and are not liable to further calls or to assessments by the Company. There are no restrictions on the repurchase or redemption of shares of Common Stock by the Company while there is any arrearage in the payment of dividends or sinking fund installments.

Anti-Takeover Provisions in the Certificate of Incorporation and the Bylaws

Amendment of Bylaws or Certificate of Incorporation. The Bylaws may be altered, amended or repealed upon the affirmative vote of stockholders holding a majority of outstanding stock entitled to vote at any regular meeting or any special meeting called for that purpose, however, certain actions affecting the rights and powers of the board of directors and the ability to effect certain business combinations requires the affirmative vote of the holders of at least 80% of the voting power of the then-outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class. The Certificate of Incorporation provides that the Company reserves the right to amend, alter, change or repeal any provision contained in the Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders in the Certificate of Incorporation are granted subject to such reservation.

Requirements for Advance Notification of Stockholder Nominations and Proposals. The Bylaws specify advance notice procedures that stockholders must follow in order to bring business at an annual or special meeting of stockholders.

Director Vacancies. The Certificate of Incorporation provide that any vacancy on the board of directors may be filled only by the affirmative vote of a majority of the directors then in office, and not by the stockholders;

No Stockholder Action Without a Meeting. The Certificate of Incorporation provides that stockholders may not take action except at an annual or special meeting of stockholders called in accordance with the Bylaws. Stockholders are prohibited from taking actions by written consent or electronic transmission.

Super-Majority Vote Required for Certain Business Combinations. Subject to certain exceptions provided in the Certificate of Incorporation, certain business combinations, including:

(i) any merger or consolidation of the Company or any subsidiary of the Company with any interested stockholder or any other corporation which is, or after such merger or consolidation would be, an affiliate of an interested stockholder; or

(ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition to or with any interested stockholder or any affiliate of any interested stockholder of any assets of the Company or any subsidiary of the company have an aggregate fair market value of $10,000,000 or more; or

(iii) the issuance or transfer by the Company or any subsidiary of the Company of any securities of the Company or any subsidiary of the Company to any interested stockholder or any affiliate of any interested stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate fair market value of $10,000,000 or more; or

(iv) the adoption of any plan or proposal for the liquidation or dissolution of the Company proposed by or on behalf of an interested stockholder or any affiliate of any interested stockholder; or

(v) any reclassification of securities (including any reverse stock split), or recapitalization of the Company, or any merger or consolidation of the Company with any of its subsidiaries or any other transaction with any of its subsidiaries or any other transaction (whether or not involving an interested stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Company or any subsidiary which is directly or indirectly owned by any interested stockholder or any affiliate of any interested stockholder;

requires the affirmative vote of the holders of at least 80% of the voting power of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class (the “Voting Stock”). Such affirmative vote is required notwithstanding the fact that no vote may be required or that a lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.

In general, the Certificate of Incorporation defines an “interested stockholder” as an individual, firm, corporation or other entity (other than the Company or any subsidiary) who or which (i) is the beneficial owner, directly or indirectly, of more than 10% of the voting power of the Voting Stock or (ii) is an assignee of or has otherwise succeeded to any shares of Voting Stock (other than through a public offering as defined in the Securities Act) which were at any time within the prior two years to the date in question beneficially owned by any interested stockholder.

These provisions may have the effect of deterring hostile takeovers or delaying changes in control or management of the Company. These provisions are intended to enhance the likelihood of continued stability in the composition of the Company’s board of directors and its policies and to discourage certain types of transactions that may involve an actual or threatened acquisition of the Company. These provisions are designed to reduce the Company’s vulnerability to an unsolicited acquisition proposal. The provisions also are intended to discourage certain tactics that may be used in proxy fights. However, such provisions could have the effect of discouraging others from making tender offers for the Company’s shares and, as a consequence, they also may inhibit fluctuations in the market price of the Common Stock that could result from actual or rumored takeover attempts. Such provisions may also have the effect of preventing changes in management of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUBY’S, INC.

Date: January 30, 2013	By:	/s/ Christopher J. Pappas
Christopher J. Pappas
President and Chief Executive Officer